EXHIBIT 23D



                          INDEPENDENT AUDITORS' CONSENT



         We consent to the incorporation by reference in Registration Statement No. 333-89173 on Form S-8 and the Prospectus included therein of our reports dated February 26, 2003, (March 20, 2003 as to Note 9), included in the Annual Report on Form 10-K of Decorator Industries, Inc. for the fiscal year ended December 28, 2002.





                                               LOUIS PLUNG & COMPANY, LLP
                                               Certified Public Accountants









Pittsburgh, PA
March 24, 2003